SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d)
            OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2004


                   SCIENTIFIC INDUSTRIES, INC.
      ______________________________________________________
   (Exact name of registrant as specified in its charter)


   Delaware                 000-6658                04-2217279
_______________       _______________________    ________________
(State or other       (Commission File Number)  (I.R.S. Employer
 jurisdiction of                                Identification No.)
 incorporation)


          Airport International Plaza, 70 Orville Drive
                   Bohemia, New York 11716
          _____________________________________________
             (Address of principal executive offices)


                      (631) 567-4700
          _____________________________________________
              Registrant's telephone number,
                  including area code


                      Not Applicable
          _____________________________________________
             (Former name or former address,
              if changed since last report)

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ITEM 5.	OTHER EVENTS

On February 27, 2004, Registrant agreed in principle to acquire from Spectrum Laboratories, Inc. for $300,000, a group of products and related assets comprising Spectrum's chromatography and peristaltic pump systems operations. The acquisition is subject to the execution of a definitive purchase agreement. No assurance can be given that the proposed acquisition will consummated. A copy of the related press release is filed as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.        Exhibit
___________        _______
99.1               Press Release dated March 1, 2004.

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                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SCIENTIFIC INDUSTRIES, INC.
                                (Registrant)


Date:	March 3, 2004         By: /s/ Helena R. Santos
                                    ____________________
                                    Helena R. Santos, President and
                                    Chief Executive Officer